
                                           Chase Manhattan Bank USA, N.A.
                                       Monthly Certificateholder's Statement
                                           Chase Credit Card Master Trust
                                                   Series 1995-1
                                                                                            Distribution Date:  7/15/98

Section 5.2 - Supplement                                         Class A      Class B      Collateral                Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00           0.00           0.00                   0.00

(ii)     Monthly Interest Distributed                     3,610,156.25     307,096.35     402,204.24           4,319,456.85
         Deficiency Amounts                                       0.00           0.00                                  0.00
         Additional Interest                                      0.00           0.00                                  0.00
         Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)    Collections of Principal Receivables            84,049,053.17   7,004,087.76   9,005,255.70         100,058,396.63

(iv)     Collections of Finance Charge Receivables       11,756,795.94     979,733.00   1,259,656.71          13,996,185.65

(v)      Aggregate Amount of Principal Receivables                                                        15,661,957,056.45

                                     Investor Interest  750,000,000.00  62,500,000.00  80,357,142.86         892,857,142.86
                                     Adjusted Interest  750,000,000.00  62,500,000.00  80,357,142.86         892,857,142.86

                                        Series
         Floating Investor Percentage                5.70%       84.00%        7.00%          9.00%               100.00%
         Fixed Investor Percentage                   5.70%       84.00%        7.00%          9.00%               100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                   95.37%
            30 to 59 days                                                                                              1.54%
            60 to 89 days                                                                                              1.00%
            90 or more days                                                                                            2.09%
                                     Total Receivables                                                               100.00%

(vii)    Investor Default Amount                          4,751,949.98     395,995.83     509,137.50           5,657,083.31

(viii)   Investor Charge-Offs                                     0.00           0.00           0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00           0.00           0.00

(x)      Servicing Fee                                      625,000.00      52,083.33      66,964.29             744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                               11.23%

(xii)    Reallocated Monthly Principal                                           0.00           0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   750,000,000.00  62,500,000.00  80,357,142.86         892,857,142.86

(xiv)    LIBOR                                                                                                      5.65625%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvi)    Accumulation Shortfall                                                                                        0.00

(xviii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                          ====================

(xix)    Available Funds                                 11,147,814.11     927,649.66   1,192,692.42          13,268,156.20

(xx)     Certificate Rate                                         5.77625%     5.89625%       6.00625%

---------------------------------------------------------------------------------------------------------------------------------

                                           Chase Manhattan Bank USA, N.A.
                                       Monthly Certificateholder's Statement

                                           Chase Credit Card Master Trust
                                                   Series 1995-2
                                                                                             Distribution Date: 7/15/98

Section 5.2 - Supplement                                        Class A       Class B     Collateral               Total
---------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                             0.00           0.00          0.00                 0.00

(ii)     Monthly Interest Distributed                      3,115,000.00     181,245.17    240,878.17         3,537,123.33
         Deficiency Amounts                                        0.00           0.00                               0.00
         Additional Interest                                       0.00           0.00                               0.00
         Accrued and Unpaid Interest                                                            0.00                 0.00

(iii)    Collections of Principal Receivables             67,239,242.54   3,820,309.63  5,348,677.99        76,408,230.15

(iv)     Collections of Finance Charge Receivables         9,405,436.75     534,385.56    748,173.99        10,687,996.31

(v)      Aggregate Amount of Principal Receivables                                                      15,661,957,056.45

                                      Investor Interest  600,000,000.00  34,090,000.00 47,728,181.82       681,818,181.82
                                      Adjusted Interest  600,000,000.00  34,090,000.00 47,728,181.82       681,818,181.82

                                             Series
         Floating Investor Percentage                 4.35%       88.00%         5.00%         7.00%               100.00%
         Fixed Investor Percentage                    4.35%       88.00%         5.00%         7.00%               100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.37%
                30 to 59 days                                                                                        1.54%
                60 to 89 days                                                                                        1.00%
                90 or more days                                                                                      2.09%
                                                                                                               ---------------
                                          Total Receivables                                                        100.00%

(vii)    Investor Default Amount                           3,801,559.98     215,991.97    302,402.58         4,319,954.53

(viii)   Investor Charge-Offs                                      0.00           0.00          0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00           0.00          0.00

(x)      Servicing Fee                                       500,000.00      28,408.33     39,773.48           568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            11.21%

(xii)    Reallocated Monthly Principal                                            0.00          0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    600,000,000.00  34,090,000.00 47,728,181.82       681,818,181.82

(xiv)    LIBOR                                                                                                      5.65625%

(xv)     Principal Funding Account Balance                                                                           0.00

(xvi)    Accumulation Shortfall                                                                                      0.00

(xvii)   Principal Funding Investment Proceeds                                                                       0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                             ===============

(xix)    Available Funds                                   8,905,436.75     505,977.23    708,400.51        10,119,814.49

(xx)     Certificate Rate                                          6.23000%      6.38000%      6.05625%

------------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                   Monthly Certificateholder's Statement
                                       Chase Credit Card Master Trust
                                               Series 1995-3
                                                                                       Distribution Date:7/15/98

Section 5.2 - Supplement                                   Class A      Class B     Collateral           Total
-----------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                         0.00            0.00           0.00                0.00

(ii)     Monthly Interest Distributed                  2,336,250.00      136,149.60     181,940.79        2,654,340.39
         Deficiency Amounts                                    0.00            0.00                               0.00
         Additional Interest                                   0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                          0.00                0.00

(iii)    Collections of Principal Receivables         50,429,431.90    2,865,288.26   4,011,452.46       57,306,172.62

(iv)     Collections of Finance Charge Receivables     7,054,077.57      400,797.01     561,122.66        8,015,997.23

(v)      Aggregate Amount of Principal Receivables                                                   15,661,957,056.45

                                   Investor Interest 450,000,000.00   25,568,000.00  35,795,636.36      511,363,636.36
                                   Adjusted Interest 450,000,000.00   25,568,000.00  35,795,636.36      511,363,636.36

                                            Series
         Floating Investor Percentage             3.27%       88.00%        5.00%        7.00%                  100.00%
         Fixed Investor Percentage                3.27%       88.00%        5.00%        7.00%                  100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                          95.37%
                30 to 59 days                                                                                     1.54%
                60 to 89 days                                                                                     1.00%
                90 or more days                                                                                   2.09%
                                                                                                         ---------------
                                            Total Receivables                                                   100.00%

(vii)    Investor Default Amount                       2,851,169.99      161,997.14     226,798.76        3,239,965.90

(viii)   Investor Charge-Offs                                  0.00            0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions            0.00            0.00           0.00

(x)      Servicing Fee                                   375,000.00       21,306.67      29,829.70          426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                          11.21%

(xii)    Reallocated Monthly Principal                                         0.00           0.00                0.00

(xiii)   Closing Investor Interest(Class A Adjusted) 450,000,000.00   25,568,000.00  35,795,636.36      511,363,636.36

(xiv)    LIBOR                                                                                                  5.65625%

(xv)     Principal Funding Account Balance                                                                        0.00

(xvi)    Accumulation Shortfall                                                                                   0.00

(xvii)   Principal Funding Investment Proceeds                                                                    0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                         ===============

(xix)    Available Funds                               6,679,077.57      379,490.34   531,292.96          7,589,860.87

(xx)     Certificate Rate                                      6.23000%     6.39000%     6.18125%

-----------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement
                                   Chase Credit Card Master Trust
                                            Series 1996-1
                                                                               Distribution Date:7/15/98

Section 5.2 - Supplement                                        Class A     Class B         Collateral           Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00           0.00            0.00                 0.00

(ii)     Monthly Interest Distributed                      3,237,500.00     189,248.43      281,022.85        3,707,771.28
         Deficiency Amounts                                        0.00           0.00                                0.00
         Additional Interest                                       0.00           0.00                                0.00
         Accrued and Unpaid Interest                                                              0.00                0.00

(iii)    Collections of Principal Receivables             78,445,782.96   4,457,065.26    6,240,086.96       89,142,935.18

(iv)     Collections of Finance Charge Receivables        10,973,009.55     623,455.05      872,864.43       12,469,329.03

(v)      Aggregate Amount of Principal Receivables                                                       15,661,957,056.45

                                   Investor Interest     700,000,000.00   39,772,000.00   55,682,545.45     795,454,545.45
                                   Adjusted Interest     700,000,000.00   39,772,000.00   55,682,545.45     795,454,545.45

                                   Series
         Floating Investor Percentage       5.08%      88.00%       5.00%        7.00%                              100.00%
         Fixed Investor Percentage          5.08%      88.00%       5.00%        7.00%                              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.37%
                30 to 59 days                                                                                         1.54%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       2.09%
                                                                                                                 ---------------
                                        Total Receivables                                                           100.00%

(vii)    Investor Default Amount                           4,435,153.32      251,992.74      352,800.89       5,039,946.95

(viii)   Investor Charge-Offs                                      0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00            0.00            0.00

(x)      Servicing Fee                                       583,333.33       33,143.33       46,402.12         662,878.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                              11.21%

(xii)    Reallocated Monthly Principal                                             0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    700,000,000.00   39,772,000.00   55,682,545.45      795,454,545.45

(xiv)    LIBOR                                                                                                      5.65625%

(xv)     Principal Funding Account Balance                                                                            0.00

(xvi)    Accumulation Shortfall                                                                                       0.00

(xviii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                              ===============

(xix)    Available Funds                                  10,389,676.21      590,311.72      826,462.31      11,806,450.24

(xx)     Certificate Rate                                   5.55000%           5.71000%          6.05625%

------------------------------------------------------------------------------------------------------------------------------------

                                 Chase Manhattan Bank USA, N.A.
                             Monthly Certificateholder's Statement

                                 Chase Credit Card Master Trust
                                         Series 1996-2
                                                                               Distribution Date:  7/15/98

Section 5.2 - Supplement                                   Class A         Class B     Collateral                     Total
--------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00           0.00            0.00                0.00

(ii)     Monthly Interest Distributed                   2,740,833.33     160,416.67      233,561.20        3,134,811.20
         Deficiency Amounts                                     0.00           0.00                                0.00
         Additional Interest                                    0.00           0.00                                0.00
         Accrued and Unpaid Interest                                                           0.00                0.00

(iii)    Collections of Principal Receivables          61,635,972.32   3,502,043.88    4,902,861.43       70,040,877.64

(iv)     Collections of Finance Charge Receivables      8,621,650.36     489,866.50      685,813.10        9,797,329.95

(v)      Aggregate Amount of Principal Receivables                                                    15,661,957,056.45

                                 Investor Interest    550,000,000.00  31,250,000.00   43,750,000.00      625,000,000.00
                                 Adjusted Interest    550,000,000.00  31,250,000.00   43,750,000.00      625,000,000.00

                                      Series
         Floating Investor Percentage       3.99%       88.00%       5.00%       7.00%                        100.00%
         Fixed Investor Percentage          3.99%       88.00%       5.00%       7.00%                        100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
               Current                                                                                            95.37%
               30 to 59 days                                                                                       1.54%
               60 to 89 days                                                                                       1.00%
               90 or more days                                                                                     2.09%
                                                                                                       -------------------
                                     Total Receivables                                                           100.00%

(vii)    Investor Default Amount                        3,484,763.32     197,997.92      277,197.08         3,959,958.32

(viii)   Investor Charge-Offs                                   0.00           0.00            0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00           0.00            0.00

(x)      Servicing Fee                                    458,333.33      26,041.67       36,458.33           520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            11.21%

(xii)    Reallocated Monthly Principal                                         0.00            0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  550,000,000.00 31,250,000.00   43,750,000.00       625,000,000.00

(xiv)    LIBOR                                                                                                   5.65625%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                             ==============

(xix)    Available Funds                                 8,163,317.02    463,824.83      649,354.76         9,276,496.62

(xx)     Certificate Rate                                5.98000%          6.16000%         6.40625%

----------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1996-3
                                                                                  Distribution Date:7/15/98

Section 5.2 - Supplement                                 Class A             Class B      Collateral           Total
------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00            0.00            0.00                0.00

(ii)     Monthly Interest Distributed                    2,434,132.89      141,813.47      174,957.04        2,750,903.40
         Deficiency Amounts                                      0.00            0.00                                0.00
         Additional Interest                                     0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                             0.00                0.00

(iii)    Collections of Principal Receivables           46,169,041.43    2,623,226.98    3,672,656.83       52,464,925.24

(iv)     Collections of Finance Charge Receivables       6,458,133.42      366,937.44      513,731.87        7,338,802.72

(v)      Aggregate Amount of Principal Receivables                                                      15,661,957,056.45

                                    Investor Interest  411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                                    Adjusted Interest  411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                           Series
         Floating Investor Percentage           2.99%      88.00%       5.00%       7.00%                          100.00%
         Fixed Investor Percentage              2.99%      88.00%       5.00%       7.00%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.37%
               30 to 59 days                                                                                         1.54%
               60 to 89 days                                                                                         1.00%
               90 or more days                                                                                       2.09%
                                                                                                     ------------------------
                                           Total Receivables                                                       100.00%

(vii)    Investor Default Amount                         2,610,296.81      148,311.53      207,644.00        2,966,252.34

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     343,319.17       19,506.67       27,310.37          390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                             11.21%

(xii)    Reallocated Monthly Principal                                           0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xiv)    LIBOR                                                                                                    5.65625%

(xv)     Principal Funding Account Balance                                                                           0.00

(xvi)    Accumulation Shortfall                                                                                      0.00

(xvii)   Principal Funding Investment Proceeds                                                                       0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                       =====================

(xix)    Available Funds                                 6,114,814.25      347,430.77      486,421.50        6,948,666.52

(xx)     Certificate Rate                                   7.09000%         7.27000%        6.40625%

----------------------------------------------------------------------------------------------------------------------------